Exhibit 10.3

TRADEMARK COLLATERAL AGREEMENT

This 16th day of September, 2005, TECHNICAL CAREER INSTITUTES, INC., a New York corporation (*"Debtor"*), with its principal place of business and mailing address at 320 West 31st Street, New York, New York 10001, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges to HARRIS N.A., a national banking association (*"Harris"*), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60603, acting as administrative agent for the Secured Creditors defined in that certain Security Agreement hereinafter defined (Harris acting as such administrative agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as *"Agent"*), and grants a lien on and a continuing security interest in, the following property:

(i) Each trademark, trademark registration and trademark application listed on Schedule A-1 hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark, trademark registration and trademark application; and

(ii) Each trademark license listed on Schedule A-2 hereto and all royalties and other sums due or to become due under or in respect of each such trademark license, together with the right to sue for and collect all such royalties and other sums; and

(iii) All proceeds of the foregoing, including without limitation any claim by Debtor against third parties for damages by reason of past, present or future infringement of any trademark or trademark registration listed on Schedule A-1 hereto or of any trademark licensed under a trademark license listed on Schedule A-2 or by reason of injury to the goodwill associated with any such trademark, trademark registration or trademark license, in each case together with the right to sue for and collect said damages;

to secure performance of all Secured Obligations of Debtor as set out in that certain Security Agreement bearing even date herewith among Debtor, the other debtors party thereto and Agent, as the same may be amended, modified, supplemented or restated from time to time (the *"Security Agreement"*).

Notwithstanding anything herein to the contrary, this Trademark Collateral Agreement shall not operate as a sale, transfer, conveyance or other assignment to Agent of any applications by Debtor for a Trademark based on an intent to use the same if and so long as such application is pending without a Statement of Use having been filed and accepted (such pending applications which are based on intent to use being hereinafter referred to collectively as *"Intent-To-Use Applications"*), but rather, if and so long as Debtor's Intent-To-Use Application is pending without a Statement of Use having been filed and accepted, then this Trademark Collateral Agreement shall operate only to create a security interest for collateral purposes in favor of Agent, for the ratable benefit of the Secured Creditors, on such Intent-To-Use Application as collateral security for the Secured Obligations. When a Statement of Use is filed and accepted

by the Trademark Office, then that application shall cease to be partly exempted from this Agreement.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Agent with respect to the assignment, mortgage, pledge and security interest in the trademarks, trademark registrations, trademark applications and trademark licenses made and granted hereby are more fully set forth in the Security Agreement.

IN WITNESS WHEREOF, Debtor has caused this Trademark Collateral Agreement to be duly executed as of the date and year last above written.

TECHNICAL CAREER INSTITUTES, INC.

By: [signature]
Its: President

HARRIS N.A., as Agent

By: ______________________
Its: ______________________

by the Trademark Office, then that application shall cease to be partly exempted from this Agreement.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Agent with respect to the assignment, mortgage, pledge and security interest in the trademarks, trademark registrations, trademark applications and trademark licenses made and granted hereby are more fully set forth in the Security Agreement.

IN WITNESS WHEREOF, Debtor has caused this Trademark Collateral Agreement to be duly executed as of the date and year last above written.

TECHNICAL CAREER INSTITUTES, INC.

By:____________________
Its:____________________

HARRIS N.A., as Agent

By: Ronald V. Reed
Its: Vice president

SCHEDULE A-1
TO TRADEMARK COLLATERAL AGREEMENT

REGISTERED TRADEMARKS
AND TRADEMARK APPLICATIONS

FEDERAL TRADEMARK REGISTRATIONS

None.

PENDING FEDERAL TRADEMARK APPLICATIONS

MARK	SERIAL NO.	FILED
TECHNICAL CAREER INSTITUTES	78/588,772	3/16/05
TCI COLLEGE OF TECHNOLOGY	78/588,770	3/16/05
TCI CAMPUS	78/588,764	3/16/05

SCHEDULE A-2
TO TRADEMARK COLLATERAL AGREEMENT

TRADEMARK LICENSES

None